UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21600

DWS Enhanced Commodity Strategy Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  JUNE 30, 2010

Annual Report to Stockholders

DWS Enhanced Commodity Strategy Fund, Inc. (formerly DWS Global Commodities Stock Fund, Inc.) Ticker Symbol: GCS

Contents

3 Performance Summary

5 Portfolio Management Review

9 Consolidated Portfolio Summary

11 Consolidated Investment Portfolio

17 Consolidated Statement of Assets and Liabilities

18 Consolidated Statement of Operations

19 Consolidated Statement of Changes in Net Assets

20 Consolidated Financial Highlights

21 Notes to Consolidated Financial Statements

33 Report of Independent Registered Public Accounting Firm

34 Tax Information

35 Dividend Reinvestment and Cash Purchase Plan

38 Other Information

48 Stockholder Meeting Results

50 Board Members and Officers

54 Additional Information

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

The fund invests in commodity-related securities, including commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. Leverage results in additional risks and can magnify the effect of any losses.

This report is sent to the stockholders of DWS Enhanced Commodity Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Return as of 6/30/10	1-Year	3-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	13.81%	-3.07%	8.22%	9.38%
Based on Market Price(a)	18.04%	0.41%	10.72%	8.03%
Dow Jones UBS Commodity Index+	2.62%	-9.50%	-3.83%	-3.38%
Blended Index++	4.20%	-9.45%	2.96%	5.07%
S&P® Goldman Sachs Commodity Index++	-5.43%	-12.45%	-8.13%	-6.48%
MSCI World Energy Index++	-1.79%	-10.53%	1.82%	5.59%
MSCI World Materials Index++	14.97%	-9.11%	8.01%	8.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 24, 2004. Index comparison began on September 30, 2004.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
+ The Dow Jones-UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both US and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components. On April 1, 2010, the Dow Jones UBS Commodity Index replaced the S&P Goldman Sachs Commodity Index, MSCI World Energy Index, MSCI World Materials Index and the Blended Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.
++ The S&P Goldman Sachs Commodity Index is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%).
Indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Each of these indices assumes reinvestment of all dividends and, unlike Fund returns, does not reflect the expenses of managing a fund. It is not possible to invest directly in an index.
Net Asset Value and Market Price	As of 6/30/10	As of 6/30/09
Net Asset Value	$ 8.46	$ 7.55
Market Price	$ 8.24	$ 7.09

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 6/30/10: Income Dividends	$ .14

Portfolio Management Review

Merger

Shareholders of the Fund have approved the merger of the Fund into DWS Enhanced Commodity Strategy Fund, an open-end series of DWS Institutional Funds. For more information regarding the merger, which is expected to be completed on or about August 23, 2010, please see "Notes to Consolidated Financial Statements."

DWS Enhanced Commodity Strategy Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment manager for DWS Enhanced Commodity Strategy Fund, Inc. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Darwei Kung

John D. Ryan

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

During the 12-month period ended June 30, 2010, the fund returned 13.81%, based on net asset value. The return of the fund's shares traded on the New York Stock Exchange, based on market price, was 18.04%. (Past performance is no guarantee of future results. Please see page 3 for more complete information.)

As of March 31, 2010, the fund's investment style changed from a blended approach (under which the fund held a significant position in commodity-related equities of companies in commodity-related industries) to an actively managed direct-commodity strategy (i.e., physical commodities). This shift included both a new management team and a change in the fund's name from DWS Global Commodities Stock Fund, Inc. to DWS Enhanced Commodity Strategy Fund, Inc. In addition, the fund's benchmark is now the Dow Jones UBS Commodity Index, which is a diverse benchmark consisting of 19 commodities encompassing the following areas: energy, industrial metals, agriculture, precious metals and livestock.1 These positions are achieved primarily through both futures contracts and swaps.2 Since commodity investments are capital efficient, only 20-25% of the fund's assets are needed to gain full exposure to the commodity market. The remainder of the portfolio is invested in a diversified fixed-income portfolio.

Portfolio management generally will allocate the fund's commodity-linked investments among a variety of different commodity sectors. Portfolio management employs two main strategies with respect to its commodity-linked investments: a relative value strategy and a tactical strategy. In implementing the relative value strategy, portfolio management will use a proprietary quantitative, rules-based methodology in determining the fund's commodity sector weightings relative to the fund's benchmark index, the Dow Jones UBS Commodity Index. Portfolio management normally will rebalance commodity sector positions when a sector undergoes a "trigger event," reducing the fund's exposure to commodity sectors that are "expensive" and increasing its exposure to sectors that are "cheap." The tactical strategy focuses on the direction of commodity markets as a whole. Portfolio management will use a proprietary, momentum-driven, quantitative formula that seeks to anticipate the direction of the commodity markets. Portfolio management may reduce the fund's exposure to all commodity sectors when commodities in general appear overvalued. Another aspect of the fund's strategy involves seeking to invest in commodity contracts whose expiration is further out on the "commodity curve" (i.e., more distant maturities) than the subsequent month so as to avoid continually paying premiums to replace expiring contracts.

With respect to the fund's fixed income investments, portfolio management uses a relative value style to seek to construct a diversified portfolio of fixed income securities. (With respect to these investments, portfolio management normally targets an average portfolio duration of three years or less, and primarily invests in debt securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.)3

Positive Contributors to Fund Performance

Since taking over the fund in March 2010, we added value through the tactical element of our strategy. Our model led us to decrease the fund's exposure to commodities, which aided performance given the broad weakness in the asset class.

Prior to our taking over the fund, the leading contributors to performance among individual stocks were United States Steel Corp., the Brazilian sugar producer Cosan S/A Industria e Comercio, Owens-Illinois Inc., and the energy companies Anadarko Petroleum Corp. and Apache Corp.

Negative Contributors to Fund Performance

The positive impact of our tactical strategy was offset by the underperformance of our relative value strategy. Our primary trade in this portion of the fund was to establish an overweight in aluminum and hold a corresponding underweight in gold.4 We saw gold as expensive versus its longer-term average, but it continued to rise throughout May and June as investors sought a safe haven from the turmoil in the broader markets.

We employed the commodity curve strategy in natural gas, but this detracted from performance since the near-term contracts outperformed their longer-term counterparts during the quarter.

Prior to our taking over the portfolio, performance was hurt by the fund's allocation between commodities and commodity-related equities. Among individual stocks, the largest detractors were BASF SE, Teck Resources Ltd., E.I. DuPont de Nemours & Co., and Conoco Phillips Inc.

Outlook and Positioning

The final two months of the period brought heightened volatility in commodity prices. Despite the increasingly uncertain market environment, we are focused on the long-term trends supporting commodity prices. Most notable among these is the increased commodity consumption that may result from the rapid growth in emerging-market economies such as China and India. We have designed our multifaceted strategy, which provides investors with a diversified, active strategy that focuses on risk management and is more sensitive to market prices than a passive approach, in an effort to capitalize on these perceived longer-term opportunities.

On or about August 23, 2010, the fund will merge into the DWS Enhanced Commodity Strategy Fund (see Note H in the Notes to the Consolidated Financial Statements). The DWS Enhanced Commodity Strategy Fund has a substantially similar portfolio managed by the same portfolio management team.

1The Dow Jones-UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both US and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly into an index.
2 Using futures contracts agreements to buy or sell a particular financial instrument at a predetermined price in the future allows the fund to rebalance on a daily basis without incurring the trading costs and expenses associated with a direct investment in commodities. Please keep in mind that while the use of futures contracts by the fund can amplify a gain, it can also amplify a loss. This loss can be substantially larger than the initial margin.
3 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.
4 "Overweight" means the fund holds a higher weighting in a given sector or securities than the benchmark. "Underweight" means the fund holds a lower weighting.

Consolidated Portfolio Summary

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Fixed-Income Investments Asset Allocation (As a % of Net Assets)	6/30/10

Government & Agency Obligations	56%
Corporate Bonds	30%
Asset-Backed	6%
Collateralized Mortgage Obligations	3%
Cash Equivalents and Other Assets and Liabilities, net	3%
Exchange-Traded Fund	2%
100%
Quality	6/30/10

US Government and Agencies	54%
AAA*	15%
AA	5%
A	8%
BBB	15%
BB	1%
B	1%
Not Rated	1%
100%
Effective Maturity	6/30/10

Less than 1 year	34%
1-2.99 years	54%
3-4.99 years	10%
5-9.99 years	1%
Greater than 10 years	1%
100%
* Includes cash equivalents.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 1.8 years

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ( S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Commodity-Linked Investments Commodity Sector Allocation (As a % of Total Commodity Exposure from Commodity-Linked Swaps)	6/30/10

Energy	33%
Agriculture	30%
Industrial	26%
Livestock	7%
Precious Metals	4%
100%

Commodity sector allocation is subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Consolidated Investment Portfolio
as of June 30, 2010

	Principal Amount ($)	Value ($)

Corporate Bonds 30.4%
Consumer Staples 1.3%
Anheuser-Busch InBev Worldwide, Inc., 3.0%, 10/15/2012	900,000	923,893
Wm. Wrigley Jr. Co., 144A, 1.912%**, 6/28/2011	900,000	899,827
		1,823,720
Energy 4.4%
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	900,000	970,224
Energy Transfer Partners LP, 6.0%, 7/1/2013	900,000	976,796
Enterprise Products Operating LLC, 4.6%, 8/1/2012	900,000	941,288
Mariner Energy, Inc., 8.0%, 5/15/2017	900,000	983,250
Plains All American Pipeline LP, 4.25%, 9/1/2012	900,000	940,281
PPL Energy Supply LLC, Series A, 6.4%, 11/1/2011	300,000	319,449
TransCanada PipeLines Ltd., 3.4%, 6/1/2015	220,000	228,203
XTO Energy, Inc., 5.9%, 8/1/2012	550,000	601,061
		5,960,552
Financials 18.3%
American International Group, Inc., Series MP, 0.639%**, 3/20/2012	900,000	867,957
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	600,000	717,260
Asian Development Bank, 1.625%, 7/15/2013	900,000	906,563
Banco Santander Chile, 144A, 2.875%, 11/13/2012	300,000	297,659
Bank of Scotland PLC, 5.5%, 6/15/2012	900,000	944,176
Barclays Bank PLC, 5.45%, 9/12/2012	900,000	956,446
BNP Paribas, 0.695%**, 4/8/2013	900,000	877,290
Caterpillar Financial Services Corp., Series F, 6.2%, 9/30/2013	590,000	669,259
Cie de Financement Foncier, 144A, 2.125%, 4/22/2013	1,000,000	1,009,681
Covidien International Finance SA, 1.875%, 6/15/2013	900,000	905,581
Credit Suisse of New York, 3.45%, 7/2/2012	900,000	929,574
FPL Group Capital, Inc., 5.625%, 9/1/2011	740,000	773,686
General Electric Capital Corp., Series A, 6.0%, 6/15/2012	900,000	968,511
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/2013	900,000	983,970
Hartford Financial Services Group, Inc., 5.25%, 10/15/2011	870,000	900,533
HSBC Finance Corp., 7.0%, 5/15/2012	900,000	969,086
International Bank for Reconstruction & Development, 5.25%**, 4/9/2025	900,000	900,000
International Finance Corp., Series 666, 5.125%, 5/2/2011	900,000	932,252
KeyCorp, Series H, 6.5%, 5/14/2013	900,000	984,484
Lincoln National Corp., 6.2%, 12/15/2011	900,000	949,000
MetLife, Inc., 5.375%, 12/15/2012	1,077,000	1,154,834
New York Life Global Funding, 144A, 4.65%, 5/9/2013	900,000	965,380
Principal Life Income Funding Trust, 0.554%**, 11/8/2013	900,000	886,100
Prudential Financial, Inc., Series D, 5.8%, 6/15/2012	900,000	952,644
Rio Tinto Finance (USA) Ltd., 5.875%, 7/15/2013	900,000	986,087
Santander Financial Issuances Ltd., 6.375%, 2/15/2011	420,000	429,316
Standard Chartered PLC, 144A, 3.85%, 4/27/2015	195,000	196,740
SunTrust Bank, 6.375%, 4/1/2011	600,000	618,745
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	1,050,000	1,096,277
		24,729,091
Industrials 0.7%
Xerox Corp., 6.875%, 8/15/2011	900,000	951,198
Materials 3.0%
ArcelorMittal, 9.0%, 2/15/2015	600,000	705,874
Dow Chemical Co., 4.85%, 8/15/2012	900,000	949,370
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	900,000	976,500
Potash Corp. of Saskatchewan, Inc., 7.75%, 5/31/2011	900,000	952,234
Teck Resources Ltd., 9.75%, 5/15/2014	340,000	401,817
		3,985,795
Telecommunication Services 1.4%
Telefonica Emisiones SAU, 5.984%, 6/20/2011	900,000	933,140
Verizon New Jersey, Inc., Series A, 5.875%, 1/17/2012	900,000	954,117
		1,887,257
Utilities 1.3%
Duke Energy Carolinas LLC, 6.25%, 1/15/2012	1,100,000	1,185,067
New York State Electric & Gas Corp., 5.5%, 11/15/2012	480,000	514,236
		1,699,303
Total Corporate Bonds (Cost $41,066,956)		41,036,916

Asset-Backed 5.9%
Automobile Receivables 2.3%
AmeriCredit Automobile Receivables Trust, "A3", Series 2010-2, 1.71%, 8/8/2014	200,000	200,880
BMW Vehicle Owner Trust, "A2", Series 2010-A, 0.68%, 9/25/2012	643,000	642,394
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	843,454	869,412
Ford Credit Auto Owner Trust, "A3", Series 2010-A, 1.32%, 6/15/2014	500,000	502,413
Triad Auto Receivables Owner Trust, "A4", Series 2007-A, 0.41%**, 2/12/2014	841,347	828,112
		3,043,211
Credit Card Receivables 3.6%
Capital One Multi-Asset Execution Trust, "A6", Series 2005-A6, 0.353%**, 7/15/2015	1,500,000	1,480,378
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.45%**, 5/16/2016	1,500,000	1,515,329
Discover Card Master Trust, "A", Series 2009-A2, 1.65%**, 2/17/2015	900,000	917,041
GE Capital Credit Card Master Note Trust, "A", Series 2010-3, 2.21%, 6/15/2016	1,000,000	1,002,419
		4,915,167
Total Asset-Backed (Cost $7,975,728)		7,958,378

Collateralized Mortgage Obligations 3.4%
Federal Home Loan Mortgage Corp.:
"PY", Series 3217, 6.0%, 7/15/2029	1,498,716	1,527,532
"QD", Series 3215, 6.0%, 5/15/2029	3,000,000	3,031,862
Total Collateralized Mortgage Obligations (Cost $4,583,060)		4,559,394

Government & Agency Obligations 55.7%
Other Government Related (b) 6.0%
Australia & New Zealand Banking Group Ltd., 144A, 0.819%**, 6/18/2012	150,000	150,014
BRFkredit AS, 144A, 0.553%**, 4/15/2013	750,000	749,735
Danske Bank AS, 144A, 0.834%**, 5/24/2012	579,000	577,269
Dexia Credit Local, 144A, 0.544%**, 1/12/2012	900,000	894,533
FIH Erhvervsbank AS, 144A, 0.907%**, 6/13/2013	900,000	898,431
Japan Finance Corp., 1.5%, 7/6/2012	1,000,000	1,007,828
Kreditanstalt fuer Wiederaufbau, 1.25%, 6/15/2012	900,000	901,359
Lloyds TSB Bank PLC, 144A, 1.292%**, 4/2/2012	180,000	182,333
Suncorp-Metway Ltd.:
0.534%**, 10/19/2012	495,000	492,681
144A, 1.803%**, 7/16/2012	410,000	421,150
The Goldman Sachs Group, Inc., FDIC Guaranteed, 3.25%, 6/15/2012	900,000	942,416
Westpac Banking Corp., Series G, 144A, 0.726%**, 12/14/2012	900,000	899,953
		8,117,702
Sovereign Bonds 2.3%
Province of British Columbia, 2.85%, 6/15/2015	827,000	854,193
Province of Nova Scotia, 7.25%, 7/27/2013	900,000	1,026,869
Province of Ontario, 0.61%**, 11/19/2012	1,230,000	1,230,763
		3,111,825
US Government Sponsored Agencies 4.1%
Federal Farm Credit Bank, 1.375%, 6/25/2013	1,200,000	1,206,725
Federal Home Loan Bank:
0.875%, 8/22/2012	1,200,000	1,201,182
1.875%, 6/21/2013	630,000	642,416
Federal Home Loan Mortgage Corp., 1.125%, 7/27/2012	725,000	730,125
Federal National Mortgage Association:
1.125%, 7/30/2012	900,000	905,961
1.25%, 6/22/2012	900,000	908,575
		5,594,984
US Treasury Obligations 43.3%
US Treasury Bills:
0.18%***, 12/23/2010	7,500,000	7,492,162
0.19%***, 8/26/2010 (a)	3,000,000	2,999,196
0.19%***, 9/2/2010	24,870,000	24,863,161
0.232%***, 10/7/2010 (a)	3,000,000	2,998,719
0.402%***, 4/7/2011 (a)	6,000,000	5,989,176
US Treasury Notes:
0.625%, 6/30/2012	4,000,000	4,000,320
0.875%, 3/31/2011	2,800,000	2,811,813
1.0%, 3/31/2012	3,300,000	3,325,014
1.125%, 6/15/2013	4,000,000	4,015,920
		58,495,481
Total Government & Agency Obligations (Cost $75,221,869)		75,319,992
	Shares	Value ($)

Exchange-Traded Fund 1.9%
SPDR Gold Trust* (Cost $2,541,949)	21,549	2,622,082

Cash Equivalents 8.3%
Central Cash Management Fund, 0.21% (c) (Cost $11,212,893)	11,212,893	11,212,893
	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $142,602,455)+	105.6	142,709,655
Other Assets and Liabilities, Net	(5.6)	(7,612,581)
Net Assets	100.0	135,097,074
* Non-income producing security.
** These securities are shown at their current rate as of June 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $142,715,739. At June 30, 2010, net unrealized depreciation for all securities based on tax cost was $6,084. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $335,398 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $341,482.
(a) At June 30, 2010, this security has been pledged, in whole or in part, as collateral for open commodity-linked swap contracts.
(b) Government-backed debt issued by financial companies or government sponsored enterprises.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

SPDR: Standard & Poor's Depositary Receipt

At June 30, 2010, open commodity-linked swap contracts were as follows:

Expiration Date	Notional Amount ($)	Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (d)
Long Positions
7/15/2010	110,080,000[3]	0.167%	DJUBS — Basket	(127,731)
7/15/2010	31,220,000[5]	0.45%	Citi Cube Basket	287,043
7/15/2010	21,000,000[2]	0.50%	Barclays Capital Pure Beta	198,371
7/15/2010	21,000,000[4]	0.50%	DJUBS — Goldman Sachs Enhanced Strategy E95	160,512
7/15/2010	14,000,000[1]	0.38%	DJUBS — Overall	113,682
7/15/2010	900,000[2]	0.16%	DJUBS — Aluminum	10,526
7/15/2010	180,000[2]	0.16%	DJUBS — Light Crude	(3,654)
7/15/2010	75,000[2]	0.16%	DJUBS — Wheat	5,062
7/15/2010	60,000[2]	0.16%	DJUBS — Corn	1,737
Short Positions
7/15/2010	13,420,000[4]	0.10%	DJUBS — Overall	(169,974)
7/15/2010	6,710,000[1]	0.15%	DJUBS — Overall	(85,180)
7/15/2010	3,355,000[2]	0.09%	DJUBS — Overall	(42,474)
7/15/2010	1,155,000[2]	0.09%	DJUBS — Gold	(22,456)
7/15/2010	45,000[2]	0.09%	DJUBS — Heating Oil	723
Total				326,187
(d) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.
Counterparties: [1] Morgan Stanley [2] Barclays Bank PLC [3] UBS AG [4] The Goldman Sachs & Co. [5] Citigroup, Inc.

DJUBS: Dow Jones-UBS Commodity Index

For information on the Fund's policy and additional disclosures regarding commodity-linked swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (e)
Corporate Bonds	$ —	$ 40,136,916	$ 900,000	$ 41,036,916
Asset-Backed	—	7,958,378	—	7,958,378
Collateralized Mortgage Obligations	—	4,559,394	—	4,559,394
Government & Agency Obligations	—	30,977,578	—	30,977,578
Exchange-Traded Fund	2,622,082	—	—	2,622,082
Short-Term Investments (e)	11,212,893	44,342,414	—	55,555,307
Derivatives (f)	—	777,656	—	777,656
Total	$ 13,834,975	$ 128,752,336	$ 900,000	$ 143,487,311
Liabilities
Derivatives (f)	$ —	$ (451,469)	$ —	$ (451,469)
Total	$ —	$ (451,469)	$ —	$ (451,469)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(e) See Consolidated Investment Portfolio for additional detailed categorizations.
(f) Derivatives include unrealized appreciation (depreciation) on open commodity-linked swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Commodities-Linked Structured Notes	Corporate Bonds	Total
Balance as of June 30, 2009	$ 5,951,405	$ —	$ 5,951,405
Net realized gain (loss)	(6,673,701)	—	(6,673,701)
Change in unrealized appreciation (depreciation)	5,698,595	—	5,698,595
Amortization premium/discount	—	—	—
Net purchases (sales)	(4,976,299)	900,000	(4,076,299)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of June 30, 2010	$ —	$ 900,000	$ 900,000
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2010	$ —	$ —	$ —

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

as of June 30, 2010
Assets
Investments: Investments in securities, at value (cost $131,389,562)	$ 131,496,762
Investment in Central Cash Management Fund (cost $11,212,893)	11,212,893
Total investments, at value (cost $142,602,455)	142,709,655
Cash	181
Foreign currency, at value (cost $18,904)	19,030
Receivable for investments sold	392,535
Interest receivable	558,675
Unrealized appreciation on open swap contracts	777,656
Foreign taxes recoverable	167
Other assets	14,019
Total assets	144,471,918
Liabilities
Payable for investments purchased	8,020,187
Unrealized depreciation on open swap contracts	451,469
Accrued management fee	91,193
Other accrued expenses and payables	811,995
Total liabilities	9,374,844
Net assets, at value	$ 135,097,074
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	107,200
Swap contracts	326,187
Foreign currency	118
Accumulated net realized gain (loss)	(71,109,798)
Cost of 10,010,158 shares held in Treasury	(155,766,906)
Paid-in capital	361,540,273
Net assets, at value	$ 135,097,074
Net Asset Value
Net Asset Value Per common share ($135,097,074 ÷ 15,961,840 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 8.46

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

for the year ended June 30, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $59,748)	$ 1,579,082
Interest	292,516
Income distributions — affiliated cash management vehicles	39,822
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,970
Total Income	1,931,390
Expenses: Management fee	1,247,882
Services to shareholders	19,422
Custodian and accounting fees	146,706
Directors' fees and expenses	6,050
Reports to shareholders and shareholder meeting	456,121
Audit and tax fees	63,680
Legal fees	632,803
NYSE listing fees	26,250
Other	67,232
Total expenses	2,666,146
Net investment income (loss)	(734,756)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	19,518,612
Futures	797,110
Written options	(98,390)
Swap contracts	(10,765,823)
Foreign currency	(79,103)
9,372,406
Change in net unrealized appreciation (depreciation) on: Investments	6,976,599
Futures	809,212
Swap contracts	326,187
Written options	(6,530)
Foreign currency	(2,472)
8,102,996
Net gain (loss)	17,475,402
Net increase (decrease) in net assets resulting from operations	$ 16,740,646

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Years Ended June 30,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$ (734,756)	$ 873,600
Net realized gain (loss)	9,372,406	(87,663,667)
Change in net unrealized appreciation (depreciation)	8,102,996	(123,177,396)
Net increase (decrease) in net assets resulting from operations	16,740,646	(209,967,463)
Distributions to shareholders from: Net investment income	(2,199,542)	(795,097)
Net realized gains	—	(86,578,878)
Total distributions	(2,199,542)	(87,373,975)
Fund share transactions: Cost of shares tendered and accepted	—	(20,830,167)
Cost of shares repurchased	(4,739,243)	(19,859,215)
Net increase (decrease) in net assets from Fund share transactions	(4,739,243)	(40,689,382)
Increase (decrease) in net assets	9,801,861	(338,030,820)
Net assets at beginning of year	125,295,213	463,326,033
Net assets at end of year (including undistributed net investment income of $0 and $2,162,216, respectively)	$ 135,097,074	$ 125,295,213
Other Information
Shares outstanding at beginning of period	16,588,270	20,096,637
Shares tendered and accepted	—	(1,004,832)
Shares repurchased	(626,430)	(2,503,535)
Common shares outstanding at end of period	15,961,840	16,588,270

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Years Ended June 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.55	$ 23.05	$ 21.25	$ 19.27	$ 16.16
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	.05	.06	.11	.20
Net realized and unrealized gain (loss)	1.08	(10.92)	5.84	3.54	4.69
Total from investment operations	1.03	(10.87)	5.90	3.65	4.89
Less distributions from: Net investment income	(.14)	(.04)	(.11)	(.13)	(.17)
Net realized gain	—	(4.78)	(4.03)	(1.56)	(1.65)
Total distributions	(.14)	(4.82)	(4.14)	(1.69)	(1.82)
NAV accretion resulting from repurchases and/or shares tendered and accepted for shares at value	.02	.19	.04	.02	.04
Net asset value, end of period	$ 8.46	$ 7.55	$ 23.05	$ 21.25	$ 19.27
Market value, end of period	$ 8.24	$ 7.09	$ 20.30	$ 18.62	$ 16.47
Total Return
Per share net asset value (%)[b]	13.81	(40.41)	34.26	22.91	32.61
Per share market value (%)[b]	18.04	(36.43)	34.89	26.01	30.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	125	463	473	452
Ratio of expenses (%)	1.92	1.40	1.12	1.09	1.13
Ratio of net investment income (loss) (%)	(.53)	.42	.28	.60	1.08
Portfolio turnover rate (%)	156	88	86	118	93
[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund, Inc. (formerly DWS Global Commodities Stock Fund, Inc.) (the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund's name and investment strategy changed effective March 31, 2010.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share. There were no preferred shares issued or outstanding as of June 30, 2010.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity I, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2010, the Fund's investment in the Subsidiary was $23,619,568, representing 17.5% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued based on the terms of agreements under valuation procedures which are approved by the Directors. Pricing techniques take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables. These securities are generally categorized as Level 3.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are classified as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are classified as Level 1. Over-the-counter written or purchased options are valued based upon a price supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter options are generally classified as Level 2.

Swaps are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps are generally classified as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of June 30, 2010.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity linked return based on a notional amount. The Fund enters into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference commodity or commodity index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Consolidated Statement of Operations. The value of the swap is adjusted daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. The change in value is recorded as unrealized appreciation or depreciation.

A summary of the open commodity-linked swap contracts as of June 30, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2010, the investment in commodity-linked swap contracts had a total notional amount generally indicative of a range from $0 to approximately $223,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities.

There were no open futures contracts as of June 30, 2010. For the year ended June 30, 2010, the investment in futures contracts had a total notional value generally indicative of a range from $0 to approximately $21,915,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to gain exposure to and/or protect against changes in the market.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open option contracts as of June 30, 2010. For the year ended June 30, 2010, the investment in written options contracts had a total value ranging from $0 to approximately $405,000 and purchased option contracts had a total value ranging from $0 to approximately $143,000.

Commodities-Linked Structured Notes. The Fund invested in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying consolidated financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. The Fund had the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. There were no commodities-linked structured notes held by the Fund as of June 30, 2010.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2010 and the related location on the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Commodity Contracts (a)	$ 777,656

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts
Liability Derivatives	Swap Contracts
Commodity Contracts (a)	$ (451,469)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2010 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Futures Contracts	Written Options	Swap Contracts	Commodities- Linked Structured Notes	Total
Commodity Contracts (a)	$ —	$797,110	$ —	$(10,765,823)	$ (6,133,329)	$ (16,102,042)
Equity Contracts (b)	17,973	—	(98,390)	—	—	(80,417)
	$ 17,973	$ 797,110	$ (98,390)	$ (10,765,823)	$ (6,133,329)	$ (16,182,459)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes commodities-linked structured notes), swaps and futures, respectively
(b) Net realized gain (loss) from investments (includes purchased options) and written options, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Futures Contracts	Written Options	Swap Contracts	Commodities-Linked Structured Notes	Total
Commodity Contracts (a)	$ —	$ 809,212	$ —	$ 326,187	$ 5,698,595	$ 6,833,994
Equity Contracts (b)	27,449	—	(6,530)	—	—	20,919
	$ 27,449	$ 809,212	$ (6,530)	$ 326,187	$ 5,698,595	$ 6,854,913

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes commodities-linked structured notes), swaps and futures, respectively.
(b) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $66,254,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2017 ($34,719,000) and June 30, 2018 ($31,535,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through June 30, 2010, the Fund incurred approximately $4,743,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2011.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2010 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to investments in futures, swaps and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (66,254,000)
Net unrealized appreciation (depreciation) on investments	$ (6,084)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2010	2009
Distributions from ordinary income*	$ 2,199,542	$ 47,167,611
Distributions from long-term capital gains	$ —	$ 40,206,364
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $127,777,352 and $187,857,719, respectively. Purchases and sales of US Treasury obligations aggregated $60,128,100 and $43,062,692, respectively.

For the year ended June 30, 2010, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	626	$ 411,766
Options written	273	44,548
Options closed	(897)	(454,548)
Options exercised	(2)	(1,766)
Outstanding, end of period	—	$ —

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily managed assets (i.e., the net asset value of Fund common shares plus the liquidation preference of any Fund preferred shares and the principal amount of any borrowings used for leverage), computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the common shares of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-disbursing agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2010, the amount charged to the Fund by DISC aggregated $16,109, of which $3,849 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA has delegated certain fund accounting functions to SSB. DIFA compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended June 30, 2010 by DIFA aggregated $110,007, of which $9,642 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2010, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $11,900, of which $6,644 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

Prior to April 1, 2010, the Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes. The Participants were charged an annual commitment fee which was allocated based on net assets, among each of the Participants. Interest was calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 33 percent of its net assets under the agreement. Effective April 1, 2010, the Fund has elected not to participate in the revolving credit facility.

E. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than investments in equity and fixed-income securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

F. Tender Offer Programs

The Fund's Board of Directors authorized, subject to applicable law, a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation which began with the semiannual period ended December 2005 and concluded in July 2008. In the event that the common shares traded at an average discount from net asset value of more than 10% for the 12 weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund, under normal circumstances and subject to certain conditions, made offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders.

The following table summarizes the tender offer program for the year ended June 30, 2009. The accepted shares were tendered at a price equal to 98% of the net asset value on the next business day after the offer expired.

Date of Commencement	Expiration Date	Shares Tendered	% of Shares Tendered	Shares Accepted	% of Shares Accepted	Repurchase Price
6/9/2008	7/14/2008	12,571,144	63	1,004,832	7.99	$ 20.73

G. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in an amount up to 20% of its outstanding shares over a 12-month period. During the year ended June 30, 2009, the Fund purchased 2,503,535 shares of common stock on the open market at a total cost of $19,859,215. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 12.2%. During the year ended June 30, 2010, the Fund purchased 626,430 shares of common stock on the open market at a total cost of $4,739,243. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 6.4%. These shares are held in Treasury.

H. Merger

On May 4, 2010, the Board of Directors of the Fund approved, in principle, the merger of the Fund into DWS Enhanced Commodity Strategy Fund, an open-end series of DWS Institutional Funds.

Shareholders of the Fund approved the merger at the reconvened shareholder meeting that was held on July 22, 2010 after being adjourned without action on June 28, 2010. The merger is expected to be completed on or about August 23, 2010.

In preparation for the merger, the Fund has caused its shares to cease trading on the NYSE as of market close on August 13, 2010. The Fund also suspended its dividend reinvestment program on July 14, 2010, and all dividend distributions, if any, paid or payable after that date will be paid in cash.

I. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events other than described in Note H that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Enhanced Commodity Strategy Fund, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Commodity Strategy Fund, Inc. (formerly DWS Global Commodities Stock Fund, Inc.) (the "Fund") and its subsidiary at June 30, 2010, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note H to the consolidated financial statements, on July 22, 2010, the stockholders approved the Board's proposal to merge the Fund into DWS Enhanced Commodity Strategy Fund. The merger is expected to be completed on or about August 23, 2010.

Boston, Massachusetts August 20, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 29.28% of the ordinary dividends (i.e., income dividend plus short-term capital gains) paid during the Fund's fiscal year ended June 30, 2010, qualified for the dividends received deductions.

A total of 3% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For federal income tax purposes, the fund designates $1,803,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Dividend Reinvestment and Cash Purchase Plan

A summary of the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") is set forth below. In preparation for the merger, and as previously announced, the plan has been suspended indefinitely. You may obtain more detailed information by requesting a copy of the Plan from DWS Investments Service Company (the "Transfer Agent") by writing to DWS Enhanced Commodity Strategy Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, by calling (800) 294-4366 or by visiting the Fund's Web site at www.dws-investments.com. The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records.

The Plan offers stockholders an automatic way to reinvest their dividends and capital gain distributions in shares of the Fund. Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent, in writing, otherwise. If your shares are held in the name of a broker or other nominee as the stockholder of record, please consult your broker or nominee to determine whether it is participating in the Plan on your behalf. Stockholders who do not participate in the Plan will receive all distributions paid by check mailed directly to them.

Participants in the Plan also have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately 10 days (but not more than 30 days) before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share, the Fund will issue shares of common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares on the Valuation Date, the Plan Agent (currently, Computershare Inc.) will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy Fund shares in the open market for the participant's account. Such purchases will be made on, or shortly after, the Valuation Date, and in no event more than 45 days after the Valuation Date, except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market for the participant's account on, or shortly after, the payment date.

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with the reinvestment of any dividends or capital gain distributions, or voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan. However, if operation of the Plan becomes impractical or unreasonable, or in the judgment of the Fund's Board of Directors the operation would not be in the interests of the Fund's stockholders, then the Fund's Board of Director's may amend, effective immediately, the Plan to the extent that the amendment does not adversely affect participants. Written notice of such amendment will be given within 30 days of its effective date. A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution. If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Other Information

Changes to Investment Strategies, Policies and Fund Name

In January 2010, the Fund's Board of Directors approved a change in the Fund's investment strategy, from a blended approach involving investments in companies in commodities-related industries and direct commodity investments, to an actively-managed direct commodity strategy. This change in investment strategy is intended to provide greater potential to deliver out-performance relative to the Fund's benchmark. It is believed that the change in investment strategy offers an opportunity for a more direct, purer commodity exposure as compared to the former blended approach and is also intended to enable the Fund to better take advantage of inefficiencies in the volatile commodity markets. The new strategy also creates potential for the portfolio management team to reduce the Fund's commodity exposure when commodities appear overvalued. In connection with the implementation of the Fund's new strategy, the Fund's name has been changed to DWS Enhanced Commodity Strategy Fund, Inc. In connection with the strategy change, the Fund's revised investment policies, restrictions and risks are as described in detail below. These changes became effective on or about March 31, 2010.

In connection with this change, the Fund eliminated its former investment policy of investing substantially all, but not less than 80%, of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index. The Fund instead invests, under normal circumstances, in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments. The Fund invests in commodity-linked derivative instruments, such as commodity-linked swaps, structured notes and futures contracts, that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties, such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products.

The Fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments and physical commodities. The Subsidiary may also invest in fixed-income instruments, some of which may serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary is managed by the same portfolio management team as the Fund.

The Fund invests in fixed-income securities, including inflation-indexed securities, of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The Fund may invest in mortgage-backed and asset-backed securities, taxable municipal bonds and tax-exempt municipal bonds, and adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities.

The Fund may invest up to 10% of its total assets in below-investment- grade bonds (also referred to as junk bonds).

Portfolio management generally allocates the fund's commodity-linked investments among a variety of different commodity sectors. Portfolio management employs two main strategies with respect to its commodity-linked investments: a relative value strategy and a tactical strategy. In implementing the relative value strategy, portfolio management uses a proprietary quantitative, rules-based methodology in determining the fund's commodity sector weightings relative to the fund's benchmark index, the Dow Jones UBS Commodity Index. Portfolio management normally rebalances commodity sector positions when a sector undergoes a "trigger event," reducing the fund's exposure to commodity sectors that are "expensive" and increasing its exposure to sectors that are "cheap." The tactical strategy focuses on the direction of commodity markets as a whole. Portfolio management will use a proprietary, momentum-driven, quantitative formula that seeks to anticipate the direction of the commodity markets. Portfolio management may reduce the fund's exposure to all commodity sectors when commodities in general appear overvalued. Another aspect of the Fund's strategy involves seeking to invest in commodity contracts whose expiration is further out on the "commodity curve" than the subsequent month so as to avoid continually paying premiums to replace expiring contracts.

With respect to the Fund's fixed income investments, portfolio management uses a relative value style to seek to construct a diversified portfolio of fixed income securities. [With respect to these investments, portfolio management normally targets an average portfolio duration of three years or less, and primarily invests in debt securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.]

The Fund concentrates its investments in commodity-related industries. With respect to commodity-linked derivative investments, the Fund calculates its investment in commodity-related industries using the notional value of the commodity-linked derivative investments.

The Fund's investment objective remains capital appreciation with total return as a secondary objective.

Selected Types of Investments and Techniques

Derivatives. The Fund may use various types of derivatives for any purpose, including for hedging, risk management and non-hedging purposes to seek to enhance potential gains. Derivatives are financial instruments the value of which is derived from, among other things, a security, a commodity, a currency or an index. The value of a commodity-linked derivative instrument typically is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The Fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter ("OTC") put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell structured notes, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. The types of derivatives identified above are not intended to be exhaustive. The Fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet other needs. In particular, the Fund may invest in commodity-linked swaps, interest rate swaps, total return swaps, credit default swaps and futures contracts.

Fixed-Income Securities. The Fund's derivatives investments are backed by a portfolio of fixed-income instruments. Fixed-income securities include, without limitation, corporate debt obligations, securities issued or guaranteed by government entities, inflation-indexed securities, mortgage-backed and other asset-backed securities, Senior Loans, other debt securities and other instruments and derivatives related to each of these types of securities. In periods of declining interest rates, the yield (income from a fixed-income security held by a fund over a stated period of time) of a fixed-income security may tend to be higher than prevailing market rates and, in periods of rising interest rates, the yield of a fixed-income security may tend to be lower than prevailing market rates. The value of fixed-income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

Active Trading. The Fund may trade actively, both in connection with the transition to the new strategy described above, and thereafter in the ordinary execution of that strategy. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Changes to Portfolio Management Team

In connection with the strategy change described above, the following people now handle the day-to-day management of the Fund:

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund. Joined the Fund in 2010.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Darwei Kung

Assistant Vice President of Deutsche Asset Management and Portfolio Manager of the Fund. Joined the Fund in 2010.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development, at Calpoint LLC from 2001-2004.

• BS in Computational Finance and MS in Electrical Engineering from University of Washington (Seattle, WA); MS in Computational Finance and MBA in Business Administration from Carnegie Mellon University.

John D. Ryan

Director of Deutsche Asset Management and Portfolio Manager of the Fund. Joined the Fund in 2010.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 18 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Risk Factors

There are several risk factors associated with the Fund's revised strategy and policies that could hurt the Fund's performance, cause investors to lose money or cause the Fund's performance to trail that of other investments.

Commodities-Related Investments Risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. In addition, the types of commodities-linked derivatives instruments in which the Fund invests are more volatile than traditional securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

Focus Risk. To the extent that the Fund focuses its investments in particular sectors of the economy or particular industries, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those sectors or industries will have a significant impact on the Fund's performance.

Credit Risk. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

Interest Rate Risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In certain interest rate environments, such as when real interest rates (current actual interest rates) are rising faster than nominal interest rates (meaning a real interest rate plus an expected inflation rate), inflation indexed bonds may experience greater losses than other interest-paying securities of comparable quality and duration.

Inflation-Indexed Bond Risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the Fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the Fund's returns will match or exceed the real rate of inflation.

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The Fund may use derivatives for any purpose, including hedging, risk management and non-hedging purposes to seek to enhance potential gains.

Foreign Investment Risk. To the extent the Fund invests in fixed-income securities of issuers based outside the US or takes on derivative exposure to non-US companies or markets, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the Fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Security Selection Risk. The securities in the Fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Additional risks listed below are in alphabetical order.

Conflict of interest risk. To avoid violating laws on self-dealing, the Fund may not be able to invest in Senior Loans issued or marketed by an affiliate of Deutsche Investment Management Americas Inc. ("DIMA") at the desired timing or price. The fact that DIMA has indicated it may wish to invest in the publicly traded securities of a borrower may mean it does not have access to material non-public information about the borrower to which other lenders have access.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, OTC derivatives (such as swap contracts) or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes (for example, many small company and foreign securities), for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Non-Diversification Risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the Fund's share price and yield and could hurt fund performance.

Securities Lending Risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk. Because senior loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management's analytical abilities. Senior loans involve other risks described elsewhere in this section, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

Tax Status Risk. Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. However, the IRS has issued a private ruling to the Fund that income earned through its wholly owned Subsidiary that invests in such instruments constitutes qualifying income.

Valuation Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. Any such difference may not be reflected in the market price of the Fund's shares relative to its published net asset value (i.e., the level of discount or premium).

Elimination of Certain Non-Fundamental Investment Policies

In connection with the implementation of the Fund's strategy changes, certain non-fundamental investment policies have been eliminated, as explained below.

1. The Fund is no longer bound by any policies to invest any minimum amount in equity securities, including its former policy to invest, under normal market conditions, substantially all but not less than 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes.

2. The Fund eliminated its policies to invest in securities of companies domiciled primarily in developed countries and to invest no more than 30% of its total assets in securities of companies domiciled in emerging-markets countries.

3. The percentage limits on the Fund's investments in debt securities of companies in commodities-related industries and preferred securities of companies in commodities-related industries have been eliminated.

4. The percentage limits on the Fund's investments in certain hybrid instruments (i.e., commodity-linked derivative investments that are hybrid instruments excluded from regulation under the Commodity Exchange Act and the rules thereunder) have been eliminated.

5. The Fund is no longer subject to restrictions on the purpose for which it may enter into swap transactions and other derivatives (e.g., solely for hedging purposes).

6. The percentage limits on the Fund's investments in structured notes have been eliminated.

7. The Fund is permitted to purchase securities on margin to the extent permissible by law.

8. The Fund is permitted to pledge, mortgage and hypothecate its assets to the extent allowed by law.

9. The Fund is no longer restricted from making investments for purposes of exercising control over management.

10. The Fund is no longer subject to ratings limitations with regard to counterparties with which it may enter into currency transactions.

11. The Fund is no longer subject to ratings limitations or qualifications criteria with regard to counterparties with which it may engage in OTC option transactions.

Stockholder Meeting Results

The 2009-2010 Annual Meeting of Stockholders of DWS Enhanced Commodity Strategy Fund, Inc. (the "Fund") was convened on June 28, 2010 and adjourned until July 22, 2010 (the "Annual Meeting"). The record date for the Annual Meeting was April 23, 2010 (the "Record Date"). On the Record Date, the Fund had 15,961,840 shares of common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 10,199,054 shares of common stock were represented in person or by proxy, constituting a quorum.

Final results certified by the Independent Inspector of Election confirm that stockholders approved the Board's proposal to merge the Fund into DWS Enhanced Commodity Strategy Fund, a registered open-end fund also managed by Deutsche Investment Management Americas Inc. The merger was completed on August 23, 2010. At the Annual Meeting, stockholders also considered the election of Directors of the Fund. Final results reflect that a quorum was present but none of the nominees received a sufficient number of votes to be elected. Therefore, the incumbent Class I Directors, Dawn-Marie Driscoll, John W. Ballantine and Henry P. Becton, Jr., and the incumbent Class III Directors, Rebecca W. Rimel, Paul K. Freeman, William McClayton, William N. Searcy, Jr. and Robert H. Wadsworth, will continue as Directors until such time as their respective successors are duly elected and qualify. Final results also reflect that stockholders did not approve a proposal presented by Western Investment LLC to terminate the investment management agreement between the Fund and Deutsche Investment Management Americas Inc. Vote results are presented below:

1. The election of three (3) Class I Directors, each to hold office until the Fund's annual meeting of stockholders held during its 2012-2013 fiscal year and until her or his respective successor has been duly elected and qualifies.

Number of Votes:
	For	Withheld
Dawn-Marie Driscoll	4,044,101	353,052
John W. Ballantine	4,051,520	345,633
Henry P. Becton, Jr.	4,049,889	347,264
Arthur D. Lipson	5,749,982	51,919
Richard A. Rappaport	5,746,882	55,019
William J. Roberts	5,743,552	58,349

2. The election of five (5) Class III Directors, each to hold office until the Fund's annual meeting of stockholders held during its 2011-2012 fiscal year and until her or his respective successor has been duly elected and qualifies.

Number of Votes:
	For	Withheld
Rebecca W. Rimel	4,040,044	357,109
Paul K. Freeman	4,052,172	344,981
William McClayton	4,051,515	345,638
William N. Searcy, Jr.	4,048,864	348,289
Robert H. Wadsworth	4,053,938	343,215
Neil Chelo	5,749,982	51,919
Matthew S. Crouse	5,747,382	54,519
Robert H. Daniels	5,747,382	54,519
Gregory R. Dube	5,743,201	58,700
Robert A. Wood	5,746,532	55,369

3. The proposal to consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of the Fund to DWS Enhanced Commodity Strategy Fund, a series of DWS Institutional Funds (the "ECS Open-End Fund"), in exchange for shares of the ECS Open-End Fund and the assumption by the ECS Open-End Fund of all the liabilities of the Fund and the distribution of such shares, expected to occur on a tax-free basis for federal income tax purposes, to the stockholders of the Fund in complete liquidation and termination of the Fund.

Number of Votes:
For	Against	Abstain
8,183,536	1,365,481	650,036

4. If properly presented at the Meeting, to vote on a stockholder proposal to terminate the Investment Management Agreement between the Fund and Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
6,313,516	3,625,335	260,200

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of June 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent and Registrar	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	GCS
CUSIP Number	23338Y100

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED COMMODITY STRATEGY FUND, INC

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$62,121	$0	$0	$0
2009	$64,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., Richard J. Herring and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES
1.	Proxy voting activities are conducted in the best economic interest of clients

_________________________

[1]	For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue;
•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

_________________________

[2]	The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.	Conflict of Interest Procedures
A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

_________________________

[3]	As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

Analyst worksheets created for stock option plan and share increase analyses.

Proxy Edge print-screen of actual vote election.

•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether the company cast its vote on the matter;

How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2008

Table of contents

I	Board Of Directors And Executives
A	Election Of Directors
B	Classified Boards Of Directors
C	Board And Committee Independence
D	Liability And Indemnification Of Directors
E	Qualifications Of Directors
F	Removal Of Directors And Filling Of Vacancies
G	Proposals To Fix The Size Of The Board
H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
J	Proposals to Establish Audit Committees
II	Capital Structure
A	Authorization Of Additional Shares
B	Authorization Of “Blank Check” Preferred Stock
C	Stock Splits/Reverse Stock Splits
D	Dual Class/Supervoting Stock
E	Large Block Issuance
F	Recapitalization Into A Single Class Of Stock
G	Share Repurchases
H	Reductions In Par Value
III	Corporate Governance Issues
A	Confidential Voting
B	Cumulative Voting
C	Supermajority Voting Requirements
D	Shareholder Right To Vote
IV	Compensation
A	Establishment of a Remuneration Committee
B	Executive And Director Stock Option Plans
C	Employee Stock Option/Purchase Plans
D	Golden Parachutes
E	Proposals To Limit Benefits Or Executive Compensation
F	Option Expensing
G	Management board election and motion
H	Remuneration (variable pay)
I	Long-term incentive plans
J	Shareholder Proposals Concerning “Pay For Superior Performance”
K	Executive Compensation Advisory
V	Anti-Takeover Related Issues
A	Shareholder Rights Plans (“Poison Pills”)
B	Reincorporation
C	Fair-Price Proposals
D	Exemption From State Takeover Laws
E	Non-Financial Effects Of Takeover Bids
VI	Mergers & Acquisitions
VII	Social & Political Issues
A	Labor & Human Rights
B	Diversity & Equality
C	Health & Safety
D	Government/Military
E	Tobacco
VIII	Environmental Issues
IX	Miscellaneous Items
A	Ratification Of Auditors
B	Limitation Of Non-Audit Services Provided By Independent Auditor
C	Audit Firm Rotation
D	Transaction Of Other Business
E	Motions To Adjourn The Meeting
F	Bundled Proposals
G	Change Of Company Name
H	Proposals Related To The Annual Meeting
I	Reimbursement Of Expenses Incurred From Candidate Nomination
J	Investment Company Proxies
K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.
J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote “against” these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests. AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Government/Military
1.

AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco
1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Portfolio Managers

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

William Chepolis, CFA, Managing Director.

•	Portfolio Manager of the Fund. Joined the Fund in 2010.
•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
•	Portfolio Manager for Retail Fixed Income: New York.
•	BIS, University of Minnesota.

Darwei Kung, Vice President.

•	Portfolio Manager of the Fund. Joined the Fund in 2010.
•	Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
•	Portfolio Manager: New York.
•	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

John D. Ryan, Director.

•	Portfolio Manager of the Fund. Joined the Fund in 2010.
•

Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

•	Over 18 years of investment industry experience.
•	BA in Economics, University of Chicago; MBA, University of Chicago.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•

Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
William Chepolis	$1 - $10,000	$100,001 - $500,000
Darwei Kung	-	$10,000 - $50,000
John D. Ryan	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end and as of July 31, 2010 for John D. Ryan.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
William Chepolis	18	$10,607,820,555	-	-
Darwei Kung	2	$395,152,837	-	-
John D. Ryan	9	$8,615,573,188	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
William Chepolis	-	-	-	-
Darwei Kung	-	-	-	-
John D. Ryan	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
William Chepolis	1	$122,624,588	-	-
Darwei Kung	-	-	-	-
John D. Ryan	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
July 1 through July 31	240,765	$ 7.07	240,765	1,074,064
August 1 through August 31*	166,961	$ 7.70	166,961	907,103
September 1 through September 30**	145,454	$ 7.98	145,454	3,090,655
October 1 through October 31	73,250	$ 8.24	73,250	3,017,405
November 1 through November 30	0	$ -	0	3,017,405
December 1 through December 31	0	$ -	0	3,017,405
January 1 through January 31	0	$ -	n/a	n/a
February 1 through February 28	0	$ -	n/a	n/a
March 1 through March 31	0	$ -	n/a	n/a
April 1 through April 30	0	$ -	n/a	n/a
May 1 through May 31	0	$ -	n/a	n/a
June 1 through June 30
Total	626,430	$ 7.59	626,430

* Effective September 2, 2008, the fund was authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in the amount of 20% of its outstanding shares over a 12-month period of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on July 16, 2008, with notice of the program being sent to fund shareholders in the Fund's annual report (on or about August 28th, 2008). The program expired on August 31, 2009.

** On July 15, 2009, the Fund announced that its Board of Directors extended the open market share repurchase program so that the Fund may continue to purchase an aggregate of up to 20% of the Fund's outstanding shares of common stock in open market transactions over the 12 month period from September 1, 2009 until August 31, 2010.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 30, 2010